UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 7, 2014

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26994 (Commission File Number)	94-2901952 (I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Item 9.01 Financial Statements and Exhibits.
Signatures
Exhibit Index
Exhibit 10.1
Exhibit 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Advent Software, Inc. (“Advent” or the “Company”) held on May 7, 2014 (the “Annual Meeting”), the stockholders of the Company voted on and approved the amended and restated 2002 Stock Plan (the “2002 Stock Plan”), including the reservation of an additional 4,750,000 shares of common stock for issuance thereunder.

The terms and conditions of the 2002 Stock Plan are described in the Company’s Proxy Statement dated March 27, 2014. The 2002 Stock Plan is attached and filed as Exhibit 10.1 to this current report on Form 8-K, and is incorporated by reference herein.

Additionally, on May 7, 2014, Advent’s stockholders elected Mr. Michael L. Frandsen to Advent’s Board of Directors (the “Board”) and, effective as of such date, the Board appointed Mr. Frandsen as a member of the Compensation Committee.

On May 12, 2014, Advent issued a press release announcing Mr. Frandsen’s election to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. This exhibit is furnished to, but not filed with, the U.S. Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each proposal submitted to a vote of Advent’s stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s 2014 Proxy Statement.

Based on the Board’s recommendation in the proxy statement and the voting results with respect to the advisory vote on the frequency of the advisory vote on executive compensation on May 11, 2011, the Board determined that the Company hold advisory votes on executive compensation annually.

Proposal 1. To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	Number of Shares
				Broker
	For	Against	Abstained	Non-Votes

Stephanie G. DiMarco	45,917,782	84,318	1,439	2,242,765
Michael L. Frandsen	45,965,031	33,878	4,630	2,242,765
David Peter F. Hess Jr.	45,849,033	150,953	3,553	2,242,765
Asiff S. Hirji	45,800,784	196,325	6,430	2,242,765
James D. Kirsner	45,813,317	185,692	4,530	2,242,765
Robert M. Tarkoff	45,816,320	182,589	4,630	2,242,765
Wendell G. Van Auken	45,688,503	308,708	6,328	2,242,765

Proposal 2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014.

Number of Shares
For	Against	Abstained

48,124,329	116,406	5,569

Proposal 3. To approve the Company’s amended and restated 2002 Stock Plan, including reserving an additional 4,750,000 shares of common stock for issuance thereunder.

Number of Shares
			Broker
For	Against	Abstained	Non-Votes

34,568,457	11,427,124	7,958	2,242,765

Proposal 4. To approve, on an advisory basis, the compensation of Advent’s named executive officers.

Number of Shares
			Broker
For	Against	Abstained	Non-Votes

45,738,561	260,012	4,966	2,242,765

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	2002 Stock Plan, as amended
99.1	Press Release of Advent Software, Inc., dated May 12, 2014, announcing the election of Mr. Frandsen to its Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

	By:	/s/ James S. Cox
James S. Cox Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: May 13, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	2002 Stock Plan, as amended
99.1	Press Release of Advent Software, Inc., dated May 12, 2014, announcing the election of Mr. Frandsen to its Board of Directors